INVESTOR PRESENTATION
August
Kaman Corporation
(Nasdaq: KAMNA)
2005

Slide 1
FORWARD-LOOKING STATEMENTS
▶
This presentation may contain forward-looking information relating to the corporation's business and prospects, including the aerospace, industrial distribution and music businesses, operating cash flow, the benefits of the recapitalization transaction, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations.  Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the corporation does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) economic and competitive conditions in markets served by the corporation, particularly defense, commercial aviation, industrial production and consumer market for music products, as well as global economic conditions; 5) satisfactory completion of the Australian SH-2G(A)program, including successful completion and integration of the full ITAS software; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) satisfactory resolution of the EODC/University of Arizona litigation; 8) achievement of enhanced business base in the Aerospace segment in order to better absorb overhead and general and administrative expenses, including successful execution of the contract with Sikorsky for the BLACK HAWK  Helicopter program; 9) satisfactory results of negotiations with NAVAIR concerning the corporation's leased facility in Bloomfield, Conn.; 10) profitable integration of acquired businesses into the corporation's operations; 11) changes in supplier sales or vendor incentive policies; 12) the effect of price increases or decreases; 13) pension plan assumptions and future contributions; 14) continued availability of raw materials in adequate supplies; 15) satisfactory resolution of the supplier switch and incorrect part issues at Dayron and the DCIS investigation; 16) cost growth in connection with potential environmental remediation activities related to the Bloomfield and Moosup facilities; 17) whether the proposed recapitalization is completed; 18) risks associated with the course of litigation; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; 21) the effects of currency exchange rates and foreign competition on future operations; and 21) other risks and uncertainties set forth in Kaman's annual, quarterly and current reports, and proxy statements.  Any forward-looking information provided in this presentation should be considered with these factors in mind.  The corporation assumes no obligation to update any forward-looking statements contained in this presentation.

▶
The Corporation intends to file with the Securities and Exchange Commission a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed recapitalization. The proxy statement/prospectus will be mailed to the stockholders of Kaman when it is finalized. STOCKHOLDERS OF KAMAN ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Such proxy statement/prospectus (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by request from the contact listed below.
▶
Kaman and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed recapitalization. The participants in such solicitation may include Kaman's executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Kaman's proxy statement/prospectus to be filed with the Securities and Exchange Commission in connection with the proposed recapitalization.
▶
Contact: Russell H. Jones
SVP, Chief Investment Officer & Treasurer
(860) 243-6307
rhj-corp@kaman.com
FORWARD-LOOKING STATEMENTS, continued
Slide 2

Corporate Profile
2004 SALES
■
      Aerospace                                   25%                 $252.2
■
      Industrial Distribution              59%                  581.9
■
      Music                                          16%                   161.0
                                                               100.0%             $995.2
Slide 3
Percent                   Millions $

Aerospace
SEGMENT OVERVIEW
Slide 4

6
■
      Aerostructures         4.7%       $46.9
■
      Fuzing                       5.7%         57.0
■
      Helicopters               6.7%         67.0
■
      Kamatics                   7.8%        77.1
Aerospace
Slide 5
   Percent      Millions $
AEROSPACE OPERATING UNITS
2004 Sales (With Percent to Total Kaman Sales)

Aerospace
Slide 6
Sikorsky BLACKHAWK cockpit under
construction at Kaman’s Jacksonville facility
Aerostructures Division: Facilities in Jacksonville, FL and Wichita, KS
▶
Produces parts and subassemblies for
various customers, including:
•
Military programs such as the Boeing C-17
military transport (approx. $1.1 million
per shipset) and Sikorsky BLACKHAWK
helicopter cockpits (approximately $300
thousand per ship set)
•
Commercial programs such as the Boeing 737 (approximately $1.5 million annually, and 777
(approx. $190 thousand/ship set)
▶
Market conditions have improved:  Teal Group forecasts new aircraft market to grow from $74 billion in 2005 to $108 billion in 2010
▶
Tier 1’s (Boeing, Sikorsky, Bell, Airbus, etc.) continue to offload work in order to focus on final assembly providing substantial opportunities

Aerospace
Slide 7
Top:  Hawk Missile
Bottom:  JPF fuzes at Orlando facility
Fuzing Division: Facilities in Middletown, CT and Orlando, FL
▶
Manufactures safe, arm and fuzing devices for a number of major
•
Missile programs: AMRAAM, ATACMS, Brimstone, M-100 Hawk, Harpoon, JASSM, Maverick, SLAM-ER, Standard and Tactical Tomahawk
•
Bomb programs: Joint Programmable Fuze,
FMU143, FMU139, 40mm
▶
$500 million market
▶
Principal customers: U.S. militaries, Boeing,
General Dynamics, Lockheed and Raytheon
▶
Ramping up capabilities for production of the
152 A/B Joint Programmable Fuze: The
Fuze of Choice

Aerospace
Slide 8
Top:  Kaman SH-2G Super Seasprites
Bottom:  Kaman K-MAX helicopter
Helicopters Division: Facilities in Bloomfield, CT
▶
▶
Major producers are moving away from manufacturing
Markets and supports Kaman-made SH-2G Super
Seasprite maritime helicopter and K-MAX
“Aerial Truck” helicopter

to final assembly and systems integration,
providing subcontract opportunities for Kaman
▶
Principal customers include the governments of
Australia, Egypt, New Zealand and Poland;
the U.S. Department of State and others
▶
Helicopters are expected to return at 10-year service intervals for standard depot level maintenance. First two of ten aircraft delivered to Egypt in 1994 now in process (approximately $1.3 million/aircraft). Remainder expected over the next three years.  Possibility of an upgrade program.
▶
Program for Australia, in loss position, is moving toward completion

Aerospace
Slide 9
Kamatics highly-engineered bearings
Kamatics & RWG: Facilities in Bloomfield, Ct and Dachsbach, Germany
▶
Manufactures proprietary self-lubricating
bearings for OEM and MRO use in nearly
all military and commercial aircraft
produced in North and South America
and Europe.
▶
Leader in product performance and
applications engineering support
▶
Market size:  Approximately $1 billion
▶
Key customers include:  U.S. and allied militaries (32% of 2004 sales), and commercial accounts with Boeing, Airbus, Embraer, Bombardier and others (68% of sales).  Largest customer represents 18% of 2004 sales, down from 43% in 1998.

SEGMENT OVERVIEW
Slide 10

Industrial Distribution
Slide 11
Kaman Industrial Technologies
▶
Third largest player in highly fragmented $12 billion market
▶
The business tends to closely track the U.S. Industrial
production and capacity utilization indices
▶
Provides more than one million products to more than 50,000
MRO and OEM customers
▶
Serves a broad cross section of north American industry in
70 of the top 100 U.S. Industrial markets
▶
Nearly 200 locations in the U.S., Canada and Mexico

KAMAN

119
118
117
116
115
114
113
112
111
80
79.5
79
78.5
78
77.5
77
76.5
76
Mar '04
Apr '04
May '04
Jun '04
Jul '04
Aug '04
Sep '04
Oct '04
Nov '04
Dec '04
Jan '05
Feb '05
Mar '05
Apr '05
May '05
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 12
FRB Indices Of Industrial Production
And Capacity Utilization:
Predictability: Segment closely tracks national indices

KAMAN

MOTORS	CR CHICAGO RAWHIDE	W	TORRINGTON INGERSOLL-RAND
SEALMASTER	TIMKEN	FALK	DODGE
Boston Gear	MORSE	INA	FAG
DOW	LOCTITE	RELIANCE ELECTRIC	Martin
Rexnord	McGILL	Rockwell Automation	BALDOR MOTORS AND DRIVES
THK LM SYSTEM	THOMSON	EPT A Division of Emerson Electric Co.	KOP-FLEX
NSK	Gates	SKF	Browning

Industrial Distribution
Slide 13
Portfolio Of Recognized Brands:
More than 1 million products
Sold to more than 50,000 MRO and OEM customers

15
Industrial Distribution
Slide 14
Geographical Coverage:
Nearly 200 locations in U.S. Canada and Mexico

SEGMENT OVERVIEW
Slide 15
Music

Music
Slide 16
Kaman Music
Top:  Ovation Guitar
Bottom:  Gretsch Drum Set
▶
Largest independent distributor of musical
instruments and accessories in the $7.0 billion
U.S. musical instrument
▶
Market is driven by consumer sentiment with the
“Back-to-School” and “Holiday” seasons being
important market indicators
▶
Provides over 17,500 products:  Proprietary
lines to the large retail chains, and the full
catalogue to the smaller regional and local
stores
▶
Strategically located distribution centers cover the
U.S. and Canadian markets
▶
U.S. and Asian manufacturing supports our
proprietary and licensed brands of premium products
▶
Leads the market in use of technology, providing systems to
service customers at all levels

KAMAN

250
200
150
100
50
0
Kaman
St. Louis
Davitt & Hanser
Harris Teller
Chesbro

ESTIMATED SALES OF TOP INDEPENDENT DISTRIBUTORS
Kaman includes August 2005 acquisition of MBT
(AMOUNTS IN MILLIONS)
Slide 17
Source:  Music Trades
Magazine
Music

KAMAN

110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar '04
May '04
Jul '04
Sep '04
Nov '04
Jan '05
Mar '05
May '05
Jul-05
Consumer Confidence (1985=100)

Music
Slide 18
Consumer Confidence Index:
Segment responds to “Back-to-School” and “Holiday” Spending patterns

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 19
Portfolio Of Premier Branded Products:
Largest independent distributor.  Over 17,500 products

MUSIC BUSINESS MIX:
DIVERSIFICATION BY MAJOR PRODUCT TYPE
Music
■
      Accessories     40%
■
      Percussion      31%
■
      Fretted            29%
Slide 20

Financial Review
Slide 21

Financial Overview
NET SALES ($ in Millions) Aerospace Aerostructures Fuzing Helicopters (incl. EODC) Kamatics/RWG Industrial Distribution Music Total	2004 $45.4 56.7 73.2 77.1 $252.4 581.8 161.0 $995.2	2003 $43.2 45.1 97.0 65.9 $251.2 497.9 145.4 $894.5	2005 $26.3 27.8 41.8 45.8 $141.7 313.5 79.4 $534.6	2004 $21.7 25.2 41.1 38.4 $126.4 290.9 75.4 $492.7
YEAR ENDED                FIRST SIX MONTHS
Slide 22
Kaman Corporation And Subsidiaries Net Sales

Financial Overview
EBIT/EBITDA ($ in Millions)
Aerospace

Industrial Distribution

Music

Total Segment Operating Profit

Net Gain on Sale of Product Lines
and Other Assets

Corporate and Other Expense

Total Operating Profit/(Loss) - EBIT

EBITDA
2004 $ (14.3) 19.3 11.1 16.1 0.2 (29.9) $ (13.6) $ (4.6)	2003 $14.8 12.7 9.5 37.0 18.2 (20.4) 34.8 44.9	2005 $17.2 16.9 4.4 38.5 0.1 (22.8) 15.8 20.4	2004 $(0.6) 10.8 3.4 13.6 0.2 (13.0) 0.8 5.4
Slide 23
  YEAR ENDED                       FIRST SIX MONTHS
Kaman Corporation And Subsidiaries EBIT/EBITDA

Financial Overview
Slide 24
2004 Earnings Adjustments - Aerospace
$20.1 million    Elimination of investment in contracts with
                           MD Helicopters
    7.1 million    Adjustment to Boeing Harbour Pointe contract
    2.0 million    Severance in connection with realignment of
                          Aerospace management team
    5.5 million    Increased accrued contract costs associated
                           with completion of Australia SH-2G (A) program
    3.5 million     Product warranty issues at Dayron
    3.4 million    Adjustment to EODC contract
$41.6 million Total

	As of July 1, 2005	As of December 31, 2004
Current assets	$450,227	$450,335
Current liabilities	224,459	226,105
Working capital	$225,768	$224,230

Bank Debt, Notes Payable, Debentures	$44,406	$43,405
Shareholders’ equity	$287,290	$284,170
Debt as % of capital Capital Expenditures Dividends	13% $4,129 $5,011	13% $7,539 $9,979
Financial Overview
Slide 25
Kaman Corporation

Kaman Corporation
Slide 26
Key Investment Considerations
▶
Diversified revenue stream with mix of industrial, consumer
and military business
▶
Strong and diverse customer base across each segment
▶
Strong management team with extensive management experience
▶
Industrial Distribution and Music segments follow well-established economic models
▶
Solid financial position
▶
Unbroken dividend stream for over 30 years, with a 13.6% increase announced recently
▶
Proposed one share/one vote recapitalization